UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 10, 2006

KORE HOLDINGS, INC.
(Exact name of registrant as specified in its in its charter)

Nevada	000-28555	86-0960464
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8905 Fairview Road, Ste 600, Silver Spring, MD	20910
(Address of principal executive offices)	(Zip Code)

Issuer’s telephone number including Area Code	(301) 587-1100

41667 Yosemite Pines Drive
Oakhurst, CA  93644
(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into Material Definitive Agreement.

Not Applicable.

Item 1.02 Termination of a Material Definitive Agreement.

Not Applicable.

Item 1.l03 Bankruptcy or Receivership.

Not Applicable.

Section 2 - Financial Information

2.01 Completion of Acquisition or Disposition of Assets.

Not Applicable.

Item 2.02 Results of Operations and Financial Condition.

Not Applicable.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

Not Applicable.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Not Applicable.

Item 2.05 Costs Associated with Exit or Disposal Activities.

Not Applicable.

Item 2.06 Material Impairments.

Not Applicable.

Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Not Applicable.

Item 3.02 Unregistered Sales of Equity Securities.

Not Applicable.

Item 3.03 Material Modification to Rights of Security Holders.

Not Applicable.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

Not Applicable.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Not Applicable.

Section 5 - Corporate Governance and Management

Not Applicable.

Item 5.01 Changes in Control of Registrant.

Not Applicable.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 10, 2006, the Company’s President, Chief Executive Officer and Chairman of the Board of Directors, Denis C. Tesklenis, died in an automobile accident near the Company’s former executive offices in Oakhurst California.

On March 23, 2006, an existing director of the Company, Robert F. Rood was unanimously elected President, Chief Executive Officer, Chairman of the Board of Directors and Secretary of the Company at a special meeting of the Board of Directors.

On March 23, 2006, the Board of Directors of the Company unanimously elected Robert Scott, age 56, as a replacement director for Mr. Tseklenis. Mr. Scott has a Bachelor of Arts Degree from Marist College in Liberal Arts and a Master’s degree in American Literature from St. John’s University. From 1998 to the present Mr. Scott has worked as an independent contractor in international distribution and logistics in the distribution of goods and services in the United States and throughout the world.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Not Applicable.

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Not Applicable.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Not Applicable.

Section 6 -Asset-Backed Securities

Item 6.01 ABS Informational and Computational Material.

Not Applicable.

Item 6.02 Change of Servicer or Trustee.

Not Applicable.

Item 6.03 Change in Credit Enhancement or Other External Support.

Not Applicable.

Item 6.04 Failure to Make a Required Distribution.

Not Applicable.

Item 6.05 Securities Act Updating Disclosure.

Not Applicable.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

Not Applicable.

Section 8 - Other Events

The Company has moved its executive offices to8905 Fairview Road, Ste 600, Silver Spring, MD 20910 and has changed its telephone number to 301.565.9050, Fax No. 310.565.4596.

Item 8.01 Other Events.

Not Applicable.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGISTRANT:

Date: March 27, 2006	KORE HOLDINGS, INC.

By: /s/ Robert F. Rood
Robert F. Rood, President
and Chief Executive Officer